UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2024

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Duos Technologies Group, Inc.

(Exact name of registrant as specified in its charter)

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Florida	001-39227	65-0493217
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

7660 Centurion Parkway, Suite 100, Jacksonville, Florida 32256

(Address of Principal Executive Offices) (Zip Code)

(904) 296-2807

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock (par value $0.001 per share)	DUOT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sales of Equity Securities

Duos Technologies Group, Inc. (the "Company), on September 19, 2024, issued an aggregate of 344,644 shares of common stock, par value $0.001 per share (the "Common Stock"), upon the exercise by 21 April Fund LP and 21 April Fund Ltd. (collectively, the "21 April Entities”) of warrants to purchase 104,647 and 239,997 shares of Common Stock, respectively. In connection with such exercise, the Company and the 21 April Entities agreed to reduce the exercise price of the warrants to $2.61 per share, and to remove any “blocker” or similar provisions in the warrants. The Company received $899,520.84 upon the exercise.

The shares of Common Stock issued upon exercise of the warrants were not registered under the Securities Act of 1933, as amended (the "Securities Act"), but were issued in reliance upon the exception from registration contained in Section 4(a)(2) of the Securities Act and on Rule 506 of Regulation D promulgated thereunder as a transaction by an issuer not involving a public offering.

Item 3.03 Material Modification to Rights of Security Holders

As previously disclosed, the Securities Purchase Agreements pursuant to which the Company issued shares of its Series E Convertible Preferred Stock, par value $0.001 per share (the "Series E Preferred Stock"), provided that the Company, through December 31, 2024, could not issue shares of Common Stock, with certain exceptions, at a price per share less than the conversion price of the Series E Preferred Stock (which is $3.00) without the consent of the holders of 66.6% of the outstanding shares of Series E Preferred Stock. The holders of the Series E Preferred Stock consented to the issuance of the Common Stock at an exercise price of $2.61 as described above and, in connection therewith, the Company agreed to reduce the conversion price of the Series E Preferred Stock from $3.00 to $2.61. On September 20, 2024, the Company filed Articles of Amendment to its Articles of Incorporation with the Secretary of State of the State of Florida to effect the change.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Items 3.02 and 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit
3.12	Articles of Amendment to Articles of Incorporation
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

DUOS TECHNOLOGIES GROUP, INC.

Dated: September 23, 2024	By:	/s/ Adrian G. Goldfarb
Adrian G. Goldfarb Chief Financial Officer